UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - December 5, 2006

                              IEC ELECTRONICS CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-6508                                            13-3458955
(Commission File Number)                       (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
                (Address of principal executive offices)(Zipcode)

                                 (315) 331-7742
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

Effective as of December 4, 2006, the company and its lenders, Keltic Financial Partners, LP entered into a Fifth Amendment to the Loan Agreement originally dated January 14, 2003.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

10.1 Fifth Amendment dated as of December 4, 2006 to Loan Agreement originally dated January 14, 2003 among IEC Electronics Corp ("IEC") and Keltic Financial Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IEC Electronics Corp.
                                        ---------------------
                                        (Registrant)


Date: December 5, 2006                  By: /s/ W. Barry Gilbert
                                        ------------------------
                                        W. Barry Gilbert
                                        Chairman, Chief Executive Officer

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